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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 17, 2004

                Date of Report (Date of earliest event reported)

                           QUAKER CHEMICAL CORPORATION
             (Exact name of Registrant as specified in its charter)

                          Commission File Number 0-7154

            PENNSYLVANIA                                No. 23-0993790
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)

                                 One Quaker Park
                                901 Hector Street
                        Conshohocken, Pennsylvania 19428
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (610) 832-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      The following exhibit is filed as part of this report:

      Exhibit No.
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      99.1       Press Release of Quaker Chemical Corporation dated February 17,
                 2004.

Item 12. Results of Operations and Financial Condition.

      On February 17, 2004, Quaker Chemical Corporation announced its results of operations for the fourth quarter and full year ended December 31, 2003 in a press release, the text of which is included as Exhibit 99.1 hereto.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           QUAKER CHEMICAL CORPORATION
                                           Registrant

      Date: February 17, 2004              By:  /s/ MICHAEL F. BARRY
                                               ---------------------------------
                                                Vice President and
                                                Chief Financial Officer


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